CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Statement [Abstract]
Revenue	$ 394,148	$ 1,077,030
Cost of sales	369,388	791,854
Gross profit	24,760	285,176
Expenses:
Selling, general and administrative	3,634,402	2,299,895
Research and development	40,953	21,161
Depreciation and amortization	60,000	70,440
Operating expenses, net	3,735,355	2,391,496
Net operating loss	(3,710,595)	(2,106,320)
Other income (expense):
Interest income	69	42
Interest expense	(94,351)	(94,375)
Paycheck Protection Program loan forgiveness	160,073	178,158
Total other income (expense)	65,791	83,825
Net loss	$ (3,644,804)	$ (2,022,495)
Weighted average number of common shares outstanding - basic and fully diluted	6,729,640	5,649,517
Net loss per share - basic and fully diluted	$ (0.54)	$ (0.36)